     As filed with the Securities and Exchange Commission on February 25, 2000
                                                     Registration No. 333-______
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                               ----------------------

                                      FORM S-8
                               REGISTRATION STATEMENT
                                       Under
                             THE SECURITIES ACT OF 1933

                               ----------------------

                                    U.S. BANCORP
               (Exact name of registrant as specified in its charter)

                Delaware                               41-0285640
      (State or other jurisdiction                  (I.R.S. Employer
    of incorporation or organization)              Identification No.)

            U.S. Bank Place
         601 Second Avenue South
         Minneapolis, Minnesota                        55402-4302
(Address of principal executive offices)               (Zip Code)

                       WESTERN BANCORP 1993 STOCK OPTION PLAN
                            (As assumed by U.S. Bancorp)
                              (Full title of the plan)

                                     Copies to:


           Lee R. Mitau, Esq.                    Theodore C. Cedwell, Jr.
              U.S. Bancorp                         Dorsey & Whitney LLP
             U.S. Bank Place                      Pillsbury Center South
         601 Second Avenue South                  220 South Sixth Street
    Minneapolis, Minnesota 55402-4302       Minneapolis, Minnesota 55402-1498
 (Name and address of agent for service)

                                    (612) 973-1111
            (Telephone number, including area code, of agent for service)

                           CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     Title of            Amount       Proposed maximum    Proposed maximum
    securities           to be        offering price     aggregate offering      Amount of
 to be registered    Registered(1)     per share (2)         price (1)       registration fee
----------------------------------------------------------------------------------------------
Common Stock
($1.25 par value)    232,245 shares        $17.844             $4,144,180           $1,094

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------


(1) Represents the shares of common stock of U.S. Bancorp issuable pursuant to the Western Bancorp 1993 Stock Option Plan.
(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and (h)(1), based upon the average of the high and low prices of U.S. Bancorp Common Stock as reported on the New York Stock Exchange on February 24, 2000.

                                      PART II.
                 INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents, which have been filed by U.S. Bancorp (the "Company") with the Securities and Exchange Commission, are incorporated by reference in this Registration Statement, as of their respective dates:

     (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as filed February 25, 2000; and

     (b) the description of the Company's Common Stock, par value $1.25 per share, contained in Item 1 of the Registration Statement on Form 8-A dated March 19, 1984, as amended in its entirety by that Form 8 Amendment dated February 26, 1993 and that Form 8-A/A-2 dated October 6, 1994, and any amendment or report filed for the purpose of updating such description filed subsequent to the date of this Registration Statement and prior to the termination of the offering described herein.

     All documents the Company has filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date hereof and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

     The description of the Company's capital stock to be offered pursuant to this Registration Statement has been incorporated by reference into this Registration Statement as described in Item 3 of this Part II.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law contains detailed provisions for the indemnification of directors and officers of Delaware corporations against expenses, judgments, fines and settlements in connection with litigation.

     Article Ninth of the Company's Restated Certificate of Incorporation provides that a director shall not be liable to the Company or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under the Delaware statutory provision making directors personally liable for unlawful payment of dividends or unlawful stock repurchases or redemptions, or (iv) for any transaction for which the directors derived an improper personal benefit.

     The Bylaws of the Company provide that the officers and directors of the Company shall be indemnified to the full extent permitted by the Delaware General Corporation Law, as amended from time to time. The Board of Directors has discretion to indemnify any employee of the Company for actions arising by reason of the employee's employment with the Company. Expenses incurred by officers and directors in defending action, suits, or proceedings shall be paid by the Company in advance of any final disposition if such officer or director agrees to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified under Delaware law.

     The Company maintains a standard policy of officers' and directors' liability insurance.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

     No securities are to be reoffered or resold pursuant to this Registration Statement.

ITEM 8.  EXHIBITS


Exhibit
Number         Description
------         ---------------
   4.1         Specimen certificate representing the Common Stock of the Company
               (incorporated by reference to Exhibit 4.1 to the Company's
               Registration Statement on Form S-8 dated August 7, 1997).

   4.2         Restated Certificate of Incorporation of the Company, as amended
               (incorporated by reference to Exhibit 3.1 to the Company's
               Quarterly Report on Form 10-Q for the quarter ended March 31,
               1998).

   4.3 Bylaws of the Company, as amended (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).

   4.4         Certificate of Designation and Terms of Term Participating
               Preferred Stock of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-4,
               File No. 333-75603).

   4.5         Certificate of Designation for the Company's Series 1990A
               Preferred Stock (incorporated by reference to Exhibit 4.4 to
               Amendment No. 1 to the Company's Registration Statement on Form
               S-3, File No. 33-42650).

   4.6         Stock Purchase Agreement, dated as of May 30, 1990, among
               Corporate Partners, L.P., Corporate Offshore Partners, L.P., The
               State Board of Administration of Florida and the Company (without exhibits) (incorporated by reference to Exhibit 4.8 to Amendment
               No. 1 to the Company's Registration Statement on Form S-3, File
               No. 33-42650).

   4.7         First Amendment, dated as of June 30, 1990, to Stock Purchase
               Agreement among Corporate Partners, L.P., Corporate Offshore
               Partners, L.P., The State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.9 to Amendment No. 1 to the Company's Registration Statement on Form
               S-3, File No. 33-42650).

   4.8         Second Amendment, dated as of July 18, 1990, to Stock Purchase
               Agreement among Corporate Partners, L.P., Corporate Offshore
               Partners, L.P., The State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.10 to Amendment No. 1 to the Company's Registration Statement on Form
               S-3, File No. 33-42650).

   4.9         Stock Purchase Agreement, dated as of May 30, 1990, between The
               State Board of Administration of Florida and the Company (without exhibits) (incorporated by reference to Exhibit 4.11 to Amendment
               No. 1 to the Company's Registration Statement on Form S-3, File
               No. 33-42650).

   4.10 Form of Periodic Stock Purchase Right (incorporated by reference to Exhibit 4.12 to Amendment No. 1 to the Company's Registration
               Statement on Form S-3, File No. 33-42650).

   4.11        Form of Risk Event Warrant (incorporated by reference to Exhibit
               4.13 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

   4.12        Registration Rights Agreement, dated as of July 18, 1990, among
               Corporate Partners, L.P., Corporate Offshore Partners, L.P., The
               State Board of Administration of Florida and the Company
               (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No.
               33-42650).

                                         II-2

   4.13        Registration Rights Agreement, dated as of July 18, 1990, between
               The State Board of Administration of Florida and the Company
               (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No.
               33-42650).

   4.14        Warrant Agreement, dated as of October 2, 1995, between the
               Company and First Chicago Trust Company of New York, as Warrant
               Agent, and Form of Warrant (incorporated by reference to Exhibits
               4.18 and 4.19 to the Company's Registration Statement on Form
               S-3, File No. 33-61667).

   4.15        Warrant Agreement, dated as of November 20, 1990, between
               Metropolitan Financial Corporation and American Stock Transfer and Trust Company, as Warrant Agent; Supplemental Warrant
               Agreement, dated as of January 24, 1995, between the Company and American Stock Transfer and Trust Company, as Warrant Agent; and
               Form of Warrant (incorporated by reference to Exhibit 4E to the Company's Annual Report on Form 10-K for the year ended December
               31, 1996).

   4.16        Form of Warrant Agreements, dated as of November 5, 1996, between
               Western Bancorp (formerly known as Monarch Bancorp) and certain
               Warrantholders, and Form of Warrants (incorporated by reference to Exhibit 4.5 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

   4.17 Pursuant to Item 601(b)(4)(iii)(A) of Regulation S-K, copies of instruments defining the rights of holders of long-term debt are not filed. The Company agrees to furnish a copy thereof to the Securities and Exchange Commission upon request.

   5.1 Opinion and Consent of Dorsey & Whitney LLP as to legality of the securities being registered.

   23.1 Consent of Ernst & Young LLP (relating to the consolidated financial statements of U.S. Bancorp).

   23.2        Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

   24.1        Powers of Attorney.


ITEM  9.  UNDERTAKINGS

A.   POST-EFFECTIVE AMENDMENTS

     The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in the information set forth in the registration statement;

PROVIDED, HOWEVER, that subparagraphs (i) and (ii) above will not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B.   SUBSEQUENT DOCUMENTS INCORPORATED BY REFERENCE

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C.   CLAIMS FOR INDEMNIFICATION

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 25th day of February, 2000.
                                                  U.S. BANCORP

                                   By  /s/ John F. Grundhofer
                                     -------------------------------------------
                                           John F. Grundhofer
                                           Chairman, Chief Executive Officer
                                           and Director


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

     Signature and Title                               Date
     -------------------                               ----

/s/ John F. Grundhofer                            February 25, 2000
---------------------------------------------
     John F. Grundhofer
     Chairman, Chief Executive Officer,
     and Director
     (principal executive officer)

/s/ Susan E. Lester                               February 25, 2000
---------------------------------------------
     Susan E. Lester
     Executive Vice President and
     Chief Financial Officer
     (principal financial officer)

/s/ Terrance R. Dolan                             February 25, 2000
---------------------------------------------
     Terrance R. Dolan
     Senior Vice President and Controller
     (principal accounting officer)

                     *                            February 25, 2000
---------------------------------------------
     Linda L. Ahlers
     Director

                     *                            February 25, 2000
---------------------------------------------
     Harry L. Bettis
     Director

                     *                            February 25, 2000
---------------------------------------------
     Arthur D. Collins, Jr.
     Director

                     *                            February 25, 2000
---------------------------------------------
     Peter H. Coors
     Director

                     *                            February 25, 2000
---------------------------------------------
     Robert L. Dryden
     Director

                     *                            February 25, 2000
---------------------------------------------
     Joshua Green III
     Director

                     *                            February 25, 2000
---------------------------------------------
     Delbert W. Johnson
     Director


---------------------------------------------
     Joel W. Johnson
     Director

                     *                            February 25, 2000
---------------------------------------------
     Jerry W. Levin
     Director

                     *                            February 25, 2000
---------------------------------------------
     Edward J. Phillips
     Director

                     *                            February 25, 2000
---------------------------------------------
     Paul A. Redmond
     Director

                     *                            February 25, 2000
---------------------------------------------
     Richard G. Reiten
     Director

                     *                            February 25, 2000
---------------------------------------------
     S. Walter Richey
     Director


---------------------------------------------
     Warren R. Staley
     Director

By /s/ Susan E. Lester
---------------------------------------------
     Susan E. Lester
     Pro se and as Attorney-in-Fact

                                    EXHIBIT INDEX


Exhibit
Number               Description
------               -----------
   4.1    Specimen certificate representing the Common Stock of the Company
          (incorporated by reference to Exhibit 4.1 to the Company's
          Registration Statement on Form S-8 dated August 7, 1997).

   4.2    Restated Certificate of Incorporation of the Company, as amended
          (incorporated by reference to Exhibit 3.1 to the Company's Quarterly
          Report on Form 10-Q for the quarter ended March 31, 1998).

   4.3 Bylaws of the Company, as amended (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).

   4.4    Certificate of Designation and Terms of Term Participating Preferred
          Stock of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-4, File No. 333-75603).

   4.5    Certificate of Designation for the Company's Series 1990A Preferred
          Stock (incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

   4.6    Stock Purchase Agreement, dated as of May 30, 1990, among Corporate
          Partners, L.P., Corporate Offshore Partners, L.P., The State Board of
          Administration of Florida and the Company (without exhibits)
          (incorporated by reference to Exhibit 4.8 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

   4.7    First Amendment, dated as of June 30, 1990, to Stock Purchase
          Agreement among Corporate Partners, L.P., Corporate Offshore Partners,
          L.P., The State Board of Administration of Florida and the Company
          (incorporated by reference to Exhibit 4.9 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

   4.8    Second Amendment, dated as of July 18, 1990, to Stock Purchase
          Agreement among Corporate Partners, L.P., Corporate Offshore Partners,
          L.P., The State Board of Administration of Florida and the Company
          (incorporated by reference to Exhibit 4.10 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

   4.9    Stock Purchase Agreement, dated as of May 30, 1990, between The State
          Board of Administration of Florida and the Company (without exhibits)
          (incorporated by reference to Exhibit 4.11 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

   4.10   Form of Periodic Stock Purchase Right (incorporated by reference to
          Exhibit 4.12 to Amendment No. 1 to the Company's Registration
          Statement on Form S-3, File No. 33-42650).

   4.11 Form of Risk Event Warrant (incorporated by reference to Exhibit 4.13 to Amendment No. 1 to the Company's Registration Statement on Form
          S-3, File No. 33-42650).

   4.12   Registration Rights Agreement, dated as of July 18, 1990, among
          Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State
          Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's
          Registration Statement on Form S-3, File No. 33-42650).

   4.13   Registration Rights Agreement, dated as of July 18, 1990, between The
          State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's
          Registration Statement on Form S-3, File No. 33-42650).


   4.14 Warrant Agreement, dated as of October 2, 1995, between the Company and First Chicago Trust Company of New York, as Warrant Agent, and
          Form of Warrant (incorporated by reference to Exhibits 4.18 and 4.19 to the Company's Registration Statement on Form S-3, File No.
          33-61667).

   4.15   Warrant Agreement, dated as of November 20, 1990, between Metropolitan
          Financial Corporation and American Stock Transfer and Trust Company, as Warrant Agent; Supplemental Warrant Agreement, dated as of January
          24, 1995, between the Company and American Stock Transfer and Trust
          Company, as Warrant Agent; and Form of Warrant (incorporated by reference to Exhibit 4E to the Company's Annual Report on Form 10-K for the year ended December 31, 1996).

   4.16   Form of Warrant Agreements, dated as of November 5, 1996, between
          Western Bancorp (formerly known as Monarch Bancorp) and certain
          Warrantholders, and Form of Warrants (incorporated by reference to Exhibit 4.5 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

   4.17 Pursuant to Item 601(b)(4)(iii)(A) of Regulation S-K, copies of instruments defining the rights of holders of long-term debt are not filed. The Company agrees to furnish a copy thereof to the Securities and Exchange Commission upon request.

   5.1 Opinion and Consent of Dorsey & Whitney LLP as to legality of the securities being registered.

   23.1 Consent of Ernst & Young LLP (relating to the consolidated financial statements of U.S. Bancorp).

   23.2   Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

   24.1   Powers of Attorney.

